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                                                                      Exhibit 18

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") on Form N-6 of our report, dated March 16, 2007, on the financial statements of the Subaccounts comprising the CUNA Mutual Life Variable Account, appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


DELOITTE & TOUCHE LLP
Chicago, Illinois
December 31, 2007

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") on Form N-6 of our report, dated March 17, 2006, on the consolidated financial statements of CUNA Mutual Insurance Society as of and for the years ended December 31, 2005 and 2004 (which report states that we did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the aforementioned companies that were not audited by us, is based solely on the reports of such other auditors), appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


DELOITTE & TOUCHE LLP
Chicago, Illinois
December 31, 2007

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") on Form N-6 of our report, dated March 9, 2007, on the consolidated financial statements of CUNA Mutual Insurance Society as of and for the years ended December 31, 2006 and 2005 (which report states that we did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the aforementioned companies that were not audited by us, is based solely on the reports of such other auditors), appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


DELOITTE & TOUCHE LLP
Chicago, Illinois
December 31, 2007

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement of CUNA Mutual Variable Life Insurance Account (the "Account") on Form N-6 of our report, dated March
9, 2007, on the consolidated balance sheets of CUNA Mutual Life Insurance Company as of December 31, 2006 and 2005 and the related consolidated statements of operations, comprehensive income, changes in policyholder's surplus and cash flows for each of the three years in the period ended December 31, 2006, appearing in the Statement of Additional Information (which is incorporated by reference in the prospectus of the Account), which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


DELOITTE & TOUCHE LLP
Chicago, Illinois
December 31, 2007